Exhibit 99.1

                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.





         To my knowledge, this Report on Form 10-Q for the thirteen weeks ended March 29, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Tasty Baking Company.


                              By:      /S/ Charles P. Pizzi
                                ----------------------------
                              Name:    Charles P. Pizzi
                              Title:   President and
                                       Chief Executive Officer



                              By:        /S/ David S. Marberger
                                ----------------------------------
                              Name:      David S. Marberger
                              Title:     Senior Vice President and
                                         Chief Financial Officer


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